UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2004

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Item 7.                    Financial Statements and Exhibits

(c)           Exhibits

99.1         Press Release dated April 8, 2004 issued by AAR CORP.

Item 12.                 Results of Operations and Financial Condition

On April 8, 2004, AAR CORP. (the “Company”) issued a press release announcing that in conjunction with the filing of its Form 10-Q for the quarter ended February 29, 2004, it recorded an additional expense resulting from an unfavorable Court ruling relating to an engine lease transaction that expired in August 2001.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2004

AAR CORP.

	By:	/s/ TIMOTHY J. ROMENESKO
Timothy J. Romenesko
Vice President-Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 8, 2004 issued by AAR CORP.